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                                                                 Exhibit 10.17

                       THIRD AMENDMENT TO CREDIT AGREEMENT

            THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment") is entered into as of March 19, 1998 among BEAZER HOMES USA, INC., a Delaware corporation (the "Borrower"), BEAZER MORTGAGE CORPORATION, a Delaware corporation, BEAZER HOMES CORP., a Tennessee corporation, BEAZER HOMES SALES ARIZONA INC., a Delaware corporation, BEAZER REALTY CORP., a Georgia corporation, BEAZER SQUIRES REALTY, INC., a North Carolina corporation, PANITZ HINES REALTY, Inc., a Florida corporation, BEAZER HOMES HOLDING CORP., a Delaware corporation, BEAZER TEXAS HOLDINGS, INC., a Delaware corporation, and BEAZER HOMES TEXAS, L.P., a Delaware limited partnership (collectively, the "Guarantors") and THE FIRST NATIONAL BANK OF CHICAGO, BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), BANK ONE, ARIZONA, N.A., GUARANTY FEDERAL BANK, F.S.B., BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (successor by merger to Bank of America Illinois), AMSOUTH BANK, COMERICA BANK and SUNTRUST BANK (collectively, the "Banks") and THE FIRST NATIONAL BANK OF CHICAGO as Agent (the "Agent") for the Banks and as Issuing Bank under the Agreement (as hereinafter defined).

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Guarantors, the Banks, the Agent and the Issuing Bank are party to that certain Credit Agreement dated as of October 22, 1996, as amended by First Amendment to Credit Agreement dated as of July 29, 1997 and Second Amendment to Credit Agreement dated as of December 10, 1997 (such Credit Agreement, as so amended, being herein referred to as the "Agreement") providing for certain loans to be made from time to time by the Banks to the Borrower not to exceed, at any time outstanding, the principal sum of $200,000,000; and

            WHEREAS, the parties desire to amend the Agreement to increase the Debt permitted under Section 6.02(B);

            NOW, THEREFORE, for good and valuable consideration, the Borrower, the Guarantors, the Banks, the Agent and the Issuing Bank hereby covenant and agree as follows:

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            1. Permitted Debt. Section 6.02(B) is hereby amended by deleting
"$40,000,000" and inserting in lieu thereof "$125,000,000." 2. Ratification. The Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

            3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorize, as of the date first written.

                                     BORROWER:

                                     BEAZER HOMES USA, INC.


                                     By: /s/ David S. Weiss
                                         David S. Weiss
                                         Executive Vice President and
                                         Chief Financial Officer


                                     GUARANTORS:

                                     BEAZER MORTGAGE CORPORATION


                                     By: /s/ David S. Weiss
                                         David S. Weiss
                                         Vice President

                                     BEAZER HOMES SALES ARIZONA INC.


                                     By: /s/ David S. Weiss
                                         David S. Weiss
                                         Vice President


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                                     BEAZER REALTY CORP.


                                     By: /s/ David S. Weiss
                                         David S. Weiss
                                         Vice President


                                     BEAZER/SQUIRES REALTY, INC.


                                     By: /s/ David S. Weiss
                                         David S. Weiss
                                         Vice President


                                     PANITZ HOMES REALTY INC.


                                     By: /s/ David S. Weiss
                                         David S. Weiss
                                         Vice President


                                     BEAZER HOMES HOLDINGS CORP.


                                     By: /s/ David S. Weiss
                                         David S. Weiss
                                         Vice President

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                                     BEAZER TEXAS HOLDINGS, INC.


                                     By: /s/ David S. Weiss
                                         David S. Weiss
                                         Vice President



                                     BEAZER HOMES TEXAS, L.P.

                                     By:  BEAZER TEXAS HOLDINGS, INC.
                                          its general partner


                                     By: /s/ David S. Weiss
                                         David S. Weiss
                                         Vice President


                                     BANKS:


                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     as a Bank, the Agent and the Issuing Bank


                                     By: /s/ Gregory A. Gilbert
                                     Name:   Gregory A. Gilbert
                                             Vice President


                                     BANK ONE, ARIZONA, N.A.


                                     By:
                                        -----------------------------
                                     Name:
                                          ---------------------------
                                     Title:
                                           --------------------------

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                                     GUARANTY FEDERAL BANK, F.S.B.


                                     By: /s/ Richard V. Thompson
                                     Name:   Richard V. Thompson
                                     Title:  Vice President


                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION (successor by merger to Bank of America Illinois)


                                     By: /s/ Daniel E. Walsh
                                     Name:   Daniel E. Walsh
                                     Title:  Vice President


                                     BANKBOSTON, N.A. (formerly known as The
                                     First National Bank of Boston)


                                     By: /s/ Kevin C. Hake
                                     Name:   Kevin C. Hake
                                     Title:  Director


                                     AMSOUTH BANK


                                     By: Ronny Hudspeth
                                     Name: Ronny Hudspeth
                                     Title:Vice President

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                                     COMERICA BANK


                                     By: /s/ David J. Campbell
                                     Name: David J. Campbell
                                     Title:   Vice President



                                     SUNTRUST BANK, ATLANTA


                                     By: /s/ R. Michael Dunlap
                                     Name:   R. Michael Dunap
                                     Title:  Vice President

                                     By: /s/ Jonathan H. James
                                     Name:   Jonathan H. James
                                     Title:  B.O.

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